                                  EXHIBIT 99.2

         The accompanying unaudited condensed consolidated financial statements of ParaComm, Inc. have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the three-month period ended March 31, 2000 are not necessarily indicative of the results that may be expected for the subsequent fiscal periods. For further information, refer to the financial statements and footnotes of ParaComm, Inc. for the period from July 7, 1999 (inception) through December 31, 1999 thereto included in the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 2000.

                                 PARACOMM, INC.
                        UNAUDITED CONDENSED BALANCE SHEET
                                 MARCH 31, 2000

ASSETS
CURRENT ASSETS:
 Cash                                                          $262,748
 Accounts receivable - net                                       78,037
 Prepaid expenses and sundry receivable                           9,500
                                                             ----------
TOTAL CURRENT ASSETS                                            350,285

Property and equipment - net                                  1,198,135

OTHER ASSETS:
 Deferred income taxes assets                                   163,480
 Other assets                                                     1,832
                                                             ----------
TOTAL ASSETS                                                 $1,713,732
                                                             ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
 Accounts payable                                              $104,328
 Accrued expenses and sundry liabilities                         73,862
                                                             ----------
TOTAL CURRENT LIABILITIES                                       178,190

SHAREHOLDERS' EQUITY:
 Common stock                                                       100
 Additional paid in capital                                   2,199,900
 Accumulated deficit                                          (664,458)
 Deferred compensation
                                                             ----------
TOTAL SHAREHOLDERS' EQUITY                                    1,535,542
                                                             ----------

TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                     $1,713,372
                                                             ==========




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                                 PARACOMM, INC.
                   UNAUDITED CONDENSED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2000


Revenues                                                       $201,942
Cost of revenues                                                 48,226
                                                               --------

Gross profit                                                    153,716
General and administrative expenses                             981,654
                                                               --------

Loss before income taxes benefits                              (827,938)
Income taxes benefits                                          (163,480)
                                                               --------

Net loss                                                      ($664,458)
                                                               ========



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                                 PARACOMM, INC.
                   UNAUDITED CONDENSED STATEMENT OF CASH FLOWS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2000


Net cash used in operating activities                       ($155,029)
                                                             --------

Cash flows from investing activities:
  Acquisition of property and equipment                      (463,035)
                                                             --------
Net cash used in investing activities                        (463,035)
                                                             --------

Net decrease in cash                                         (618,064)
Cash at beginning of period                                   880,812
                                                             --------
Cash at end of period                                        $262,748
                                                             ========